UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22749

(Investment Company Act file number)

Resource Real Estate Diversified Income Fund

(Exact name of Registrant as specified in charter)

717 Fifth Avenue, 14th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 506-3899

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 – September 30, 2018

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Portfolio of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	15
Financial Highlights
Class A	16
Class C	17
Class W	18
Class I	19
Class U	20
Class T	21
Class D	22
Class L	23
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Additional Information	35
Trustees & Officers	36
Privacy Notice	39

Resource Real Estate Diversified Income Fund	Shareholder Letter

September 30, 2018 (Unaudited)

Dear Shareholders:

We are pleased to present you with the Resource Real Estate Diversified Income Fund (the “Fund”) Annual Report for the fiscal year ended September 30, 2018. As the Fund’s investment adviser, Resource Real Estate, LLC has maintained a consistent and disciplined approach to investing the Fund’s capital throughout changing market conditions and has continued to deliver on its key investment goals of current income and long-term capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets.

The Fund’s real estate investment universe remains broadly comprised of the following three relatively equally weighted strategies: Public Equity (including equity real estate investment trusts (“REITs”) and floating-rate mortgage REITs); Credit (including real estate private credit funds and preferred REIT equity); and Private Equity (predominantly real estate private equity funds). Each strategy offers distinct advantages in facilitating the Fund’s investment objectives of producing current income and achieving long-term capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. For example, investments in Private Equity offer strong capital stability and appreciation potential, investments in Credit offer stronger capital protection and income potential, and investments in Public Equity offer strong liquidity and income potential along with access to unique property types that have attractive risk adjusted return profiles and are not readily available in the private market.

As part of the Fund’s recurring asset management, we determine the appropriate balance among the Fund’s investment strategies. We base this decision on where we see the best risk-adjusted value in the context of achieving the Fund’s strategic objectives of producing current income and achieving long-term capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets.

Investment Environment

While real estate, credit and broader economic cycles continue to mature, U.S. real estate debt and equity capital markets remain healthy with ample liquidity and relatively stable asset values. The strength of the overall economy, disciplined credit underwriting and ample capital markets liquidity are key considerations in our assessment. In particular, employment growth remains strong, averaging 211,0001 new jobs per month over the last 12 months. Further, while new development projects are dampening the rate of growth in rents in some markets, we believe the pace of new supply remains manageable relative to past cycles. As a result, the National Association of Realtors is forecasting relatively stable vacancy rates for 2018 in core real estate categories.2

The US NAREIT3 Index generated a 3.35% total return over the 12 months ended September 30, 2018 as investors balanced strong economic growth and favorable commercial real estate fundamentals with rising interest rates and flattening cap rates. The yield on 10-Year U.S. Treasury Notes climbed 73 basis points from 2.33% to 3.06% during this period, representing a headwind for real estate valuations. The impact from rising rates was at least partially offset by accelerating GDP growth as well as ample liquidity in the commercial real estate markets. Specifically, real estate property values were buoyed by strong liquidity. According to London-based alternative investment research firm Preqin, real estate private equity firms had approximately $176 billion in cash to invest as of June 30, 2018,4 which was a 21% year-over-year increase from $145 billion as of June 30, 2017. Nevertheless, real estate dramatically underperformed the S&P 500 Index, which registered a total return of 17.90% over the same period.

As we would expect with later-cycle activity, returns for publicly traded REITs varied widely by sub-sector during the Fund’s fiscal year. Hotels (+15.31%)5 were well positioned to benefit from strength in the economy while Industrial REITs (+8.07%)6 capitalized on growing demand for warehouse space due to favorable E-commerce dynamics. At the other end of the spectrum, oversupply in senior living contributed to the Healthcare sector’s total return of negative 1.44%7 and tenant bankruptcies coupled with soft demand for space contributed to the Shopping Center sector’s total return of negative 0.25%.8

As the real estate market progresses further into the current cycle, we believe it will be increasingly important to maintain risk-adjusted discipline around opportunistically allocating investments across the capital stack and property types with favorable supply and demand factors.

Investment Positioning

We target an approximately equal weighting in each of our three main strategies but will diverge from that balanced approach when we believe we can capture risk-adjusted returns with low to moderate volatility. Within each strategy, we also target investments that complement the Fund’s income, volatility, distribution coverage, liquidity and total return profiles. At September 30, 2018, the Fund was slightly overweight in Credit, which we believe positions it defensively to better withstand potential market, industry and economic dislocations as the real estate cycle continues to mature. As relative value between the Fund’s strategies shifts in the coming year, we will continue to rebalance as appropriate.

Moreover, in anticipation of rising interest rates, the Fund has rebalanced its Credit strategy in favor of floating rate securities. This was primarily achieved by reducing exposure in REIT preferred securities and commercial mortgage-backed securities while adding investments in real estate private credit funds that primarily hold floating rate commercial real estate mortgages. We have also increased the Fund’s allocation to publicly traded mortgage REITs within the Public Equity strategy.

Annual Report | September 30, 2018	1

Resource Real Estate Diversified Income Fund	Shareholder Letter

September 30, 2018 (Unaudited)

The Fund seeks broad diversification9 not only at the asset level but also across real estate sectors and the capital stack. Such diversification may protect the Fund’s portfolio as real estate markets continue to adjust to cyclical, fundamental and policy changes. Furthermore, our commitment to thorough fundamental research is intended to enhance our security selection within each strategy.

Fund Performance

Throughout the year, the Fund continued to deliver on its objectives of attractive current income and lower volatility relative to the broader equity markets. Since inception on March 12, 2013 through September 30, 2018, the Fund has paid a consistent distribution for 22 straight quarters, which corresponded to an annualized rate of 5.75%10 as of September 30, 2018. In addition, during the twelve months ended September 30, 2018, the Fund’s volatility (as measured by standard deviation) was 5.02% compared to 12.56% for the S&P 500 and 12.92% for the US NAREIT Index.

We believe that the Fund’s higher allocation to floating-rate real estate credit investments contributed to its outperformance relative to broader commercial real estate market benchmarks. For the fiscal year ended September 30, 2018, the Fund’s class A shares generated a total return of 9.11% as compared to a total return of 3.35% for the US NAREIT Index and 7.16% for the NCREIF Private Commercial Real Estate Property Index during the same period.

We are proud of the Fund’s track record over the past five years and believe that our approach to asset allocation, security selection and diversification will enable us to continue to deliver on our key investment objectives over the course of the next year and beyond.

Thank you for being a shareholder of the Resource Real Estate Diversified Income Fund.

Sincerely,

Justin Milberg

Portfolio Manager

Resource Real Estate Diversified Income Fund

[1]	Bloomberg US Employees on Nonfarm Payrolls Total MoM Net Change SA Index (“NFP TCH”). This indicator measures the number of employees on business payrolls. It is also sometimes referred to as establishment survey employment to distinguish it from the household survey measure of employment. Data as of 9/30/2018.

[2]	National Association of Realtors, “Commercial Real Estate Outlook”, Q3 2018.

[3]	FTSE NAREIT Equity REITs Total Return Index (“FNRETR”). This investment sector includes all Equity REITs not designated as Timber REITs or Infrastructure REITs. Data as of 9/30/2018.

[4]	Preqin Quarterly Update: Real Estate Q2 2018.

[5]	Bloomberg Hotel REIT Index (“BBREHOTL”)is a capitalization-weighted index of REITs with 75% or more of invested assets in hotel properties. Data as of 9/30/2018.

[6]	Bloomberg REIT Industrial/Warehouse Index (“BBREINDW”) is a capitalization-weighted index of REITs with 75% or more of invested assets in industrial/warehouse properties. Data as of 9/30/2018.

[7]	Bloomberg Healthcare REIT Index (“BBREHLTH”) is a capitalization-weighted index of REITs with 75% or more of invested assets in healthcare related real estate. Data as of 9/30/2018.

[8]	Bloomberg REIT Shopping Center Index (“BBRESHOP”) is a capitalization-weighted index of REITs with 75% or more of invested assets in shopping centers. Data as of 9/30/2018.

[9]	Diversification does not eliminate the risk of experiencing investment losses.

[10]	To calculate the quarterly distribution, the Fund’s management takes the income received from the Fund’s portfolio, subtracts expenses and divides the result by the total number of shares the Fund’s investors own. The annualized distribution represents a single distribution from the Fund and does not represent the total returns of the Fund. A portion of the Fund’s distribution has been comprised of a return of capital because certain Fund investments have included preferred and common equity investments, which may include a return of capital. Distributions are not guaranteed.

2	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Portfolio Update

September 30, 2018 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2018,* compared to its benchmark:

Resource Real Estate Diversified Income Fund	6 Month	1 Year	3 Year	5 Year	Since Inception	Inception
Class A Shares – Without Load	8.96%	9.00%	8.56%	8.59%	7.05%	3/12/2013
Class A Shares – With Load	2.72%	2.74%	6.16%	7.32%	5.91%	3/12/2013
Class C Shares	8.65%	8.17%	7.74%	–	6.58%	8/1/2014
Class C Shares – With Load(a)	6.04%	5.51%	7.20%	–	6.20%	8/1/2014
Class D Shares[3]	8.79%	8.50%	8.01%	–	6.72%	2/12/2015
Class I Shares	9.15%	9.25%	8.26%	–	7.02%	8/1/2014
Class L Shares – Without Load	8.92%	8.72%	–	–	8.13%	7/10/2017
Class L Shares – With Load	4.28%	4.12%	–	–	4.39%	7/10/2017
Class T Shares – Without Load[2]	8.55%	8.18%	7.71%	–	6.53%	2/12/2015
Class T Shares – With Load	6.93%	6.60%	7.17%	–	6.15%	2/12/2015
Class U Shares – Without Load[1]	8.95%	8.99%	8.56%	8.61%	7.07%	2/12/2015
Class U Shares – With Load	1.85%	1.90%	6.16%	7.17%	5.77%	2/12/2015
Class W Shares	8.97%	8.95%	8.33%	–	6.94%	11/21/2014
Wells Fargo® Hybrid and Preferred Securities REIT Index	2.74%	0.08%	5.55%	–	5.47%	11/21/2014

*	Returns for periods greater than one year are annualized.

(a)	Effective as of December 23, 2016, Class C shares no longer have a sales load.

[1]	Returns shown prior to 2/12/2015 are based on the returns of Class A Shares. If Class U Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.

[2]	Returns shown prior to 2/12/2015 are based on the returns of Class C Shares. If Class T Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.

[3]	Returns shown prior to 2/12/2015 are based on the returns of Class W Shares. If Class D Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.

The Wells Fargo® Hybrid and Preferred Securities REIT (“WHPSR”) Index is designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts. The WHPSR Index is composed exclusively of preferred shares and depositary shares. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expense, including acquired fund fees and expenses, before fee waivers is 2.91% for Class A, 3.72% for Class C, 3.07% for Class W, 3.24% for Class I, 2.94% for Class U, 3.70% for Class T, 3.46% for Class D and 3.84% for Class L shares per the most recent Class specific prospectus filings. After fee waivers, the Fund’s total annual operating expense is 2.70% for Class A, 3.48% for Class C, 2.74% for Class W, 2.57% for Class I, 2.74% for Class U, 3.49% for Class T, 3.24% for Class D and 3.08% for Class L shares. Class A shares are subject to a maximum sales load of 5.75% imposed on purchases. Class U shares are subject to a maximum sales load of 6.50% imposed on purchases. Class T shares are subject to a maximum sales load of 1.50% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Repurchases of shares within 365 days of the purchase may be assessed an early withdrawal charge of 0.50% for Class A, 1.00% for Class C, 1.00% for Class T and 0.50% for Class U shares. For performance information current to the most recent month-end, please call toll-free 1-855-747-9559.

Annual Report | September 30, 2018	3

Resource Real Estate Diversified Income Fund	Portfolio Update

September 30, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2018

Asset Type	Percent of Net Assets
Real Estate Investment Trusts -Common Equity	102.32%
Preferred Stock	13.31%
Bond & Notes	0.84%
Purchased Options	1.01%
Short Term Investment	0.17%
Total Investments	117.65%
Liabilites in Excess of Other Assets	-17.65%
Net Assets	100.00%

4	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2018

	Interest /Dividend Rate	Maturity	Principal	Value
BONDS & NOTES (0.84%)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.84%)
Hypo Real Estate Bank International AG, Class A2(a)(b)(c)	3M GBP L + 0.22%	03/20/2022	$2,200,000	$1,290,367
Morgan Stanley Capital I Trust, Class B(b)(c)	5.538%	02/12/2044	983,767	982,868
				2,273,235
TOTAL BONDS & NOTES
(Cost $2,509,474)				2,273,235

		Shares	Value
PREFERRED STOCKS (13.31%)
REAL ESTATE INVESTMENT TRUSTS (13.31%)
ARMOUR Residential REIT, Inc., Series B(d)	7.875%	107,127	2,680,317
City Office REIT, Inc., Series A(d)	6.625%	33,300	829,503
Colony Capital, Inc., Series E(d)	8.750%	75,921	1,945,096
Colony Capital, Inc., Series I(d)	7.150%	162,500	3,698,500
Dynex Capital, Inc., Series B(d)	7.625%	200,000	4,870,000
Global Medical REIT, Inc., Series A(d)	7.500%	98,278	2,467,761
Hunt Companies Finance Trust, Inc.(b)(d)	8.750%	86,264	2,180,754
Innovative Industrial Properties, Inc., Series A(d)	9.000%	95,000	2,700,375
LaSalle Hotel Properties	6.300%	49,120	1,196,563
New York Mortgage Trust, Inc., Series C(d)	7.875%	60,004	1,470,698
Sotherly Hotels, Inc., Series B(d)	8.000%	120,000	3,049,200
Two Harbors Investment Corp., Series A(b)(d)	8.125%	120,000	3,200,400
Wheeler Real Estate Investment Trust, Inc., Series D(d)	8.750%	264,019	5,539,119

TOTAL PREFERRED STOCKS
(Cost $34,672,741)			35,828,286

REAL ESTATE INVESTMENT TRUSTS -
COMMON EQUITY (102.32%)
PUBLIC NON-TRADED REAL ESTATE
INVESTMENT TRUSTS (1.11%)
Cole Credit Property Trust IV, Inc.(a)(c)		3,100	29,044
InvenTrust Properties Corp.(a)(c)		446,837	1,403,069
NorthStar Healthcare Income, Inc.(a)(c)		168,566	1,432,809
Phillips Edison Grocery Center REIT I, Inc.(a)(c)		11,534	127,448
			2,992,370
PRIVATE REAL ESTATE INVESTMENT
TRUSTS & PRIVATE INVESTMENT
FUNDS (61.45%)
Acres Capital Debt Fund(a)(c)		3,600,000	3,600,000
Barings Core Property Fund, LP(a)(c)		29,083	3,792,653
Broadstone Net Lease, Inc.(a)(c)		165,897	14,101,224
Brookfield Real Estate Finance V(a)(c)		7,623,360	6,415,370
Clarion Lion Industrial Trust(a)(c)		7,203	13,328,088
Clarion Lion Properties Fund, LP(a)(c)		8,956	13,333,214
Clarion Partners Debt Investment Fund, LP(a)(c)		7,054,374	4,232,624
Clarion Ventures 4, LP(a)(c)		10,725,856	10,618,597
Cottonwood Residential, Inc.(a)(c)		67,940	1,301,739
GRE U.S. Property Fund, LP(a)(c)		12,550,910	13,264,466
Harrison Street Core Property Fund Private Reit(a)(c)		8,308	11,299,637
Heitman Core Real Estate Debt Income Trust, LP(a)(c)		24,624	25,289,422

See Notes to Financial Statements.

Annual Report | September 30, 2018	5

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2018

	Shares	Value
PRIVATE REAL ESTATE INVESTMENT
TRUSTS & PRIVATE INVESTMENT
FUNDS (continued)
Metlife Commercial Mortgage Income Fund, LP(a)(c)	9,801	$10,025,444
Och-Ziff Real Estate Credit Fund, LP(a)(c)	3,535,924	2,934,817
PGIM Real Estate US Debt Fund(a)(c)	23,714	25,046,095
Truman 2016 SC5, LLC(a)(c)	2,098,066	1,456,058
UBS Trumbull Property Income Fund(a)(c)	490	5,464,847
		165,504,295
TRADED REAL ESTATE INVESTMENT
TRUSTS (39.76%)
Apollo Commercial Real Estate Finance, Inc.(d)	225,564	4,256,393
Ares Commercial Real Estate Corp.(d)	235,775	3,293,777
Blackstone Mortgage Trust, Inc., Class A(d)	189,746	6,358,389
City Office REIT, Inc.(d)	347,834	4,389,665
Condor Hospitality Trust, Inc.(d)	300,313	3,210,346
EPR Properties(d)	53,084	3,631,476
Granite Point Mortgage Trust, Inc.(d)	256,000	4,935,680
Great Ajax Corp.(d)	260,424	3,544,371
Independence Realty Trust, Inc.(d)	571,423	6,017,084
Kilroy Realty Corp.(d)	40,000	2,867,600
KKR Real Estate Finance Trust, Inc.(d)	225,000	4,538,250
Ladder Capital Corp., Class A(d)	275,000	4,658,500
MedEquities Realty Trust, Inc.(d)	215,000	2,089,800
Medical Properties Trust, Inc.(d)	133,111	1,984,685
National Storage Affiliates Trust(d)	125,150	3,183,816
New Residential Investment Corp.(d)	378,700	6,748,434
Omega Healthcare Investors, Inc.(d)	138,420	4,536,023
Park Hotels & Resorts, Inc.(d)	113,354	3,720,278
Plymouth Industrial REIT, Inc.(d)	230,846	3,578,113
Prologis, Inc.(d)	100,000	6,779,000
Spirit MTA REIT(d)	72,457	834,705
Spirit Realty Capital, Inc.(d)	500,000	4,030,000
STAG Industrial, Inc.(d)	162,260	4,462,150
TPG RE Finance Trust, Inc.(d)	217,663	4,357,613
Uniti Group, Inc.(d)	226,182	4,557,567
WP Carey, Inc.(d)	70,000	4,501,700
		107,065,415
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON EQUITY (Cost $254,956,849)		275,562,080

	Clearing Firm	Notional Amount	Number of Contracts	Value
PURCHASED OPTIONS (1.01%)
iShares U.S. Real Estate ETF, Put, Exercise Price $79, (expiring 12/21/18)	BNP Paribas	$104,026,000	13,000	2,457,000
Uniti Group, Inc., Put, Exercise Price $20, (expiring 10/19/18)	BNP Paribas	4,555,915	2,261	260,015

TOTAL PURCHASED OPTIONS
(Cost $2,221,639)				2,717,015

See Notes to Financial Statements.

6	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2018

	Shares	Value
SHORT TERM INVESTMENTS (0.17%)
Dreyfus Treasury Cash Management, Institutional Class, 1.93%(e)	451,144	$451,144

TOTAL SHORT TERM INVESTMENTS
(Cost $451,144)		451,144

INVESTMENTS, AT VALUE (117.65%)
(Cost $294,811,847)		$316,831,760

LINE OF CREDIT (-17.86%)		(48,104,396)

Other Assets In Excess Of Liabilities (0.21%)		581,347

NET ASSETS (100.00%)		$269,308,711

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M GBP L - 3 Month POUND LIBOR as of September 30, 2018 was 0.80%.

(a)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $169,787,032, representing 63.04% of net assets.

(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Illiquid security. See chart below.

(d)	All or a portion of each of these securities may be segregated as collateral for written options and the Fund's line of credit. The aggregate market value of those securities was $138,682,344.

(e)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2018.

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
8/16/18	Acres Capital Debt Fund	$3,600,000	$3,600,000	1.34%
10/01/15-07/01/16	Barings Core Property Fund, LP	3,281,583	3,792,653	1.41%
10/31/16-05/31/17	Broadstone Net Lease, Inc.	12,364,078	14,101,224	5.24%
06/26/17-06/14/18	Brookfield Real Estate Finance V	6,439,107	6,415,370	2.38%
01/01/14-04/03/17	Clarion Lion Industrial Trust	10,161,103	13,328,088	4.95%
01/01/14-01/04/16	Clarion Lion Properties Fund, LP	10,867,570	13,333,214	4.95%
02/14/17-08/15/18	Clarion Partners Debt Investment Fund, LP	4,304,668	4,232,624	1.57%
07/01/16-06/29/18	Clarion Ventures 4, LP	9,649,571	10,618,597	3.94%
05/22/13	Cole Credit Property Trust IV, Inc.	24,226	29,044	0.01%
02/24/14-07/21/14	Cottonwood Residential, Inc.	582,009	1,301,739	0.48%
09/01/16-07/31/17	GRE U.S. Property Fund, LP	12,618,893	13,264,466	4.92%
01/03/18	Harrison Street Core Property Fund Private Reit	11,082,655	11,299,637	4.20%
07/27/17-01/18/18	Heitman Core Real Estate Debt Income Trust, LP	25,000,000	25,289,422	9.39%
10/30/15	Hypo Real Estate Bank International AG, Class A2	1,535,459	1,290,367	0.48%

See Notes to Financial Statements.

Annual Report | September 30, 2018	7

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2018

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
02/06/15	InvenTrust Properties Corp.	$1,341,329	$1,403,069	0.52%
01/02/18-04/02/18	Metlife Commercial Mortgage Income Fund, LP	10,000,000	10,025,444	3.72%
03/04/2014	Morgan Stanley Capital I Trust, Class B	974,015	982,868	0.36%
11/27/13-03/12/15	NorthStar Healthcare Income, Inc.	1,217,028	1,432,809	0.53%
06/28/17-08/20/18	Och-Ziff Real Estate Credit Fund, LP	3,052,622	2,934,817	1.09%
07/31/17-04/19/18	PGIM Real Estate US Debt Fund	25,000,000	25,046,095	9.30%
08/07/13-11/25/13	Phillips Edison Grocery Center REIT I, Inc.	79,876	127,448	0.05%
06/24/16-12/21/17	Truman 2016 SC5, LLC	1,032,428	1,456,058	0.54%
01/04/16-01/03/17	UBS Trumbull Property Income Fund	5,200,000	5,464,847	2.03%
	Total	$159,408,220	$170,769,900	63.40%

Additional information on investments in private real estate investment trusts:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2018
$3,600,000	Acres Capital Debt Fund	N/A	N/A	$2,400,000
3,792,653	Barings Core Property Fund, LP	Quarterly	30	–
14,101,224	Broadstone Net Lease, Inc.	Quarterly	10	–
6,415,370	Brookfield Real Estate Finance V	N/A	N/A	18,452,815
13,328,088	Clarion Lion Industrial Trust	Quarterly	90	–
13,333,214	Clarion Lion Properties Fund, LP	Quarterly	90	–
4,232,624	Clarion Partners Debt Investment Fund, LP	N/A	N/A	7,834,657
10,618,597	Clarion Ventures 4, LP	N/A	N/A	3,499,423
1,301,739	Cottonwood Residential, Inc.	Daily	60	–
13,264,466	GRE U.S. Property Fund, LP	Quarterly	60	–
11,299,637	Harrison Street Core Property Fund Private Reit	Quarterly	45	–
25,289,422	Heitman Core Real Estate Debt Income Trust, LP(a)	Quarterly	90	–
10,025,444	Metlife Commercial Mortgage Income Fund, LP	Quarterly	90	–
2,934,817	Och-Ziff Real Estate Credit Fund, LP	N/A	N/A	17,727,012
25,046,095	PGIM Real Estate US Debt Fund(b)	Quarterly	90	–
1,456,058	Truman 2016 SC5, LLC	N/A	N/A	–
5,464,847	UBS Trumbull Property Income Fund	Quarterly	60	–

(a)	Redemptions are subject to a three-year holding period from the date of the Fund's initial close on July 27, 2017.
(b)	Redemptions are subject to a two-year holding period from the date of the Fund's initial close on July 21, 2017.

Schedule Of Written Options

At September 30, 2018, the Fund had the following outstanding written options:

	Clearing Firm	Number of Contracts	Exercise Price	Maturity Date	Notional Value	Value
Call Options
iShares U.S. Real Estate ETF	BNP Paribas	(13,000)	$84.00	12/21/2018	$(104,026,000)	$(442,000)

Put Options
iShares U.S. Real Estate ETF	BNP Paribas	(13,000)	$76.00	12/21/2018	$(104,026,000)	$(1,196,000)
Total Written Options (Premiums $1,831,304)					$(208,052,000)	$(1,638,000)

See Notes to Financial Statements.

8	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Statement of Assets and Liabilities

 September 30, 2018

ASSETS
Investments, at value (Cost $294,811,847)	$316,831,760
Cash	64,920
Due from broker	111,359
Dividends and interest receivable	3,128,447
Receivable for securities sold	869
Receivable for Fund shares sold	491,212
Prepaid expenses and other assets	25,137
Total assets	320,653,704

LIABILITIES
Line of credit payable	48,104,396
Interest on line of credit payable	28,736
Written options, at value (Proceeds $1,831,304)	1,638,000
Payable for investments purchased	594,229
Payable due to adviser	234,765
Administration fees payable	52,349
Custody fees payable	26,456
Payable for compliance services fees	16,667
Distribution and dealer manager fees payable	44,565
Shareholder servicing fees payable	122,489
Payable for transfer agency fees	54,046
Accrued expenses and other liabilities	428,295
Total liabilities	51,344,993
NET ASSETS	$269,308,711

NET ASSETS CONSISTS OF
Paid-in capital	$246,068,400
Total distributable earnings	23,240,311
NET ASSETS	$269,308,711
Commitments (Note 9)

See Notes to Financial Statements.

Annual Report | September 30, 2018	9

Resource Real Estate Diversified Income Fund	Statement of Assets and Liabilities

September 30, 2018

PRICING OF SHARES
Class A
Net Assets	$86,965,063
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	8,303,385
Net Asset Value and redemption price per share(a)	$10.47
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$11.11
Class C
Net Assets	$62,366,789
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,957,285
Net Asset Value, offering and redemption price per share(a)	$10.47
Class W
Net Assets	$69,400,098
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	6,527,394
Net Asset Value, offering and redemption price per share	$10.63
Class I
Net Assets	$22,272,595
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,040,855
Net Asset Value, offering and redemption price per share	$10.91
Class U
Net Assets	$11,423,531
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,089,854
Net Asset Value and redemption price per share(a)	$10.48
Maximum Offering Price Per Share (Maximum Sales Charge of 6.50%)	$11.21
Class T
Net Assets	$5,542,119
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	530,172
Net Asset Value and redemption price per share(a)	$10.45
Maximum Offering Price Per Share (Maximum Sales Charge of 1.50%)	$10.61
Class D
Net Assets	$6,725,048
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	632,254
Net Asset Value, offering and redemption price per share	$10.64
Class L
Net Assets	$4,613,468
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	440,400
Net Asset Value and redemption price per share	$10.48
Maximum Offering Price Per Share (Maximum Sales Charge of 4.25%)	$10.95

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.

10	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Statement of Operations

For the Year Ended September 30, 2018

INVESTMENT INCOME
Dividends	$8,543,322
Dividends from affiliated investments	911,428
Interest	4,702,358
Total investment income	14,157,108
EXPENSES
Investment advisory fees (Note 3)	3,076,241
Administrative fees (Note 3)	281,482
Distribution fees (Note 3):
Class C	430,600
Class T	43,175
Class L	7,266
Shareholder servicing fees (Note 3):
Class A	199,655
Class C	143,533
Class W	146,296
Class U	29,114
Class T	14,392
Class D	13,593
Class L	7,266
Dealer manager fees (Note 3):
Class D	37,823
Interest expense (Note 8)	1,896,930
Transfer agent fees (Note 3)	347,417
Audit fees	25,000
Legal fees	76,289
Printing expense	278,772
Registration fees	135,718
Custody fees	107,819
Trustee fees and expenses (Note 3)	47,417
Compliance services fees (Note 3)	216,667
Networking Fees:
Class A	21,350
Class C	13,661
Class W	11,682
Class I	6,717
Class L	420
Other expenses	169,049
Total expenses	7,785,344
Less fees waived by investment adviser (Note 3)	(513,660)
Recoupment of previously waived fees	2,918
Total net expenses	7,274,602
NET INVESTMENT INCOME	6,882,506
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(6,050,006)
Net realized gain on affiliated investments	2,994,515
Net realized gain on written options	4,512,504
Net realized gain on foreign currency transactions	23,008
Total net realized gain	1,480,021
Net change in unrealized appreciation on investments	12,686,578
Net change in unrealized appreciation on affiliated investments	505,277
Net change in unrealized depreciation on written options	(193,745)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	80
Total net change in unrealized appreciation	12,998,190
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,478,211
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,360,717

See Notes to Financial Statements.

Annual Report | September 30, 2018	11

Resource Real Estate Diversified Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
OPERATIONS
Net investment income	$6,882,506	$6,836,559
Net realized gain	1,480,021	2,143,522
Net change in unrealized appreciation/(depreciation)	12,998,190	2,056,220
Net increase in net assets resulting from operations	21,360,717	11,036,301

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributable Earnings
Class A	(3,174,296)	(3,134,608	)(a)
Class C	(1,954,018)	(1,664,120	)(a)
Class W	(2,391,342)	(1,951,200	)(a)
Class I	(668,785)	(86,222	)(a)
Class U	(437,968)	(425,259	)(a)
Class T	(192,158)	(177,144	)(a)
Class D	(250,554)	(298,929	)(a)
Class L(b)	(116,282)	(4,773	)(a)
From return of capital:
Class A	(1,743,504)	(1,640,207)
Class C	(1,045,908)	(870,765)
Class W	(1,348,909)	(1,020,979)
Class I	(449,161)	(45,117)
Class U	(244,700)	(222,520)
Class T	(102,898)	(92,692)
Class D	(132,459)	(156,418)
Class L(b)	(74,212)	(2,497)
Net decrease in net assets from distributions	(14,327,154)	(11,793,450)

CAPITAL SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	13,680,821	28,557,593
Distributions reinvested	2,483,378	2,435,036
Cost of shares redeemed	(11,098,578)	(7,928,996)
Net Transferred in/(out)	(4,490,045)	–
Net increase from capital shares transactions	575,576	23,063,633

Class C
Proceeds from sales of shares	10,074,220	27,110,062
Distributions reinvested	1,878,771	1,622,248
Cost of shares redeemed	(8,383,522)	(4,105,442)
Net Transferred in/(out)	(302,336)	–
Net increase from capital shares transactions	3,267,133	24,626,868

Class W
Proceeds from sales of shares	22,102,057	31,284,983
Distributions reinvested	2,300,048	1,517,002
Cost of shares redeemed	(14,081,528)	(7,312,580)
Net Transferred in/(out)	896,811	–
Net increase from capital shares transactions	11,217,388	25,489,405

Class I
Proceeds from sales of shares	9,224,928	8,358,669
Distributions reinvested	715,396	65,082
Cost of shares redeemed	(5,104,391)	(1,247)
Net Transferred in/(out)	8,248,092	–
Net increase from capital shares transactions	13,084,025	8,422,504

See Notes to Financial Statements.

12	www.rredif.com

Resource Real Estate Diversified Income Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Class U
Proceeds from sales of shares	$–	$6,110,982
Distributions reinvested	225,027	252,648
Cost of shares redeemed	(990,979)	(126,024)
Net Transferred in/(out)	(98,811)	–
Early withdrawal charge	–	263
Net increase/(decrease) from capital shares transactions	(864,763)	6,237,869

Class T
Proceeds from sales of shares	–	2,697,599
Distributions reinvested	145,760	119,649
Cost of shares redeemed	(457,499)	(1,990)
Net Transferred in/(out)	(275,588)	–
Early withdrawal charge	–	20
Net increase/(decrease) from capital shares transactions	(587,327)	2,815,278

Class D
Proceeds from sales of shares	–	5,019,108
Distributions reinvested	204,540	257,001
Cost of shares redeemed	(378,814)	(188,720)
Net Transferred in/(out)	(3,910,516)	–
Net increase/(decrease) from capital shares transactions	(4,084,790)	5,087,389

Class L(b)
Proceeds from sales of shares	3,785,619	830,260
Distributions reinvested	89,456	2,846
Cost of shares redeemed	(176,607)	–
Net Transferred in/(out)	(67,607)	–
Net increase from capital shares transactions	3,630,861	833,106

Net increase in net assets	33,271,666	95,818,903

NET ASSETS
Beginning of year	236,037,045	140,218,142
End of year	$269,308,711	$236,037,045 (c)

OTHER INFORMATION
Capital Shares Transactions
Class A
Issued	1,291,742	2,798,258
Distributions reinvested	246,168	240,430
Redeemed	(1,097,733)	(769,176)
Net Transferred in/(out)	(399,459)	–
Net increase in capital shares	40,718	2,269,512

Class C
Issued	994,254	2,657,496
Distributions reinvested	186,242	160,203
Redeemed	(832,571)	(399,113)
Net Transferred in/(out)	(39,336)	–
Net increase in capital shares	308,589	2,418,586

Class W
Issued	2,165,783	3,019,646
Distributions reinvested	224,371	147,458
Redeemed	(1,376,110)	(699,007)
Net Transferred in/(out)	60,818	–
Net increase in capital shares	1,074,862	2,468,097

See Notes to Financial Statements.

Annual Report | September 30, 2018	13

Resource Real Estate Diversified Income Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
OTHER INFORMATION
Capital Shares Transactions
Class I
Issued	879,388	783,374
Distributions reinvested	67,976	6,192
Redeemed	(484,526)	(116)
Net Transferred in/(out)	788,565	–
Net increase in capital shares	1,251,403	789,450

Class U
Issued	–	598,894
Distributions reinvested	22,466	24,928
Redeemed	(96,573)	(12,280)
Net Transferred in/(out)	(9,498)	–
Net increase/(decrease) in capital shares	(83,605)	611,542

Class T
Issued	–	265,155
Distributions reinvested	14,491	11,831
Redeemed	(45,546)	(193)
Net Transferred in/(out)	(26,978)	–
Net increase/(decrease) in capital shares	(58,033)	276,793

Class D
Issued	–	483,300
Distributions reinvested	19,974	24,974
Redeemed	(36,792)	(18,216)
Net Transferred in/(out)	(379,137)	–
Net increase/(decrease) in capital shares	(395,955)	490,058

Class L(b)
Issued	361,637	81,668
Distributions reinvested	8,819	282
Redeemed	(17,031)	–
Net Transferred in/(out)	5,025	–
Net increase in capital shares	358,450	81,950

(a)	For the prior year ended September 30, 2017, Resource Real Estate Diversified Income Fund had total distributions consisting of Net Investment Income of $2,199,514 for Class A, $1,167,692 for Class C, $1,369,132 for Class W, $60,501 for Class I, $298,399 for Class U, $124,300 for Class T,$209,755 for Class D, and $3,349 for Class L and Net Realized Gains of $935,094 for Class A, $496,428 for Class C, $582,068 for Class W, $25,721 for Class I, $126,860 for Class U, $52,844 for Class T,$89,174 for Class D, and $1,424 for Class L.

(b)	The Fund's Class L commenced operations on July 10, 2017.

(c)	For the year ended September 30, 2017, Net Assets included accumulated net investment loss of $16,202.

See Notes to Financial Statements.

14	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Statement of Cash Flows

For the Year Ended September 30, 2018
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$21,360,717
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by / (used in) operating activities:
Purchase of investment securities	(253,093,226)
Proceeds from sale of investment securities	249,167,872
Purchase of option contracts	(5,903,985)
Proceeds from sale of option contracts	3,780,370
Premiums received from written options transactions	4,980,199
Premiums paid from closing written options transactions	(4,512,504)
Net (purchase) proceeds from short-term investment securities	837,568
Amortization of discount and accretion of discount on investments	(19,765)
Net realized (gain)/loss on:
Investments	3,055,491
Written options	(4,512,504)
Net change in unrealized (appreciation)/depreciation on:
Investments	(13,191,855)
Written options	193,745
(Increase)/Decrease in assets:
Due from broker	149,032
Dividends and interest receivable	(293,204)
Prepaid expenses and other assets	12,931
Increase/(Decrease) in liabilities:
Interest online of credit payable	14,800
Payable to custodian	(334,267)
Shareholder servicing fees payable	36,347
Distribution and dealer manager fees payable	1,614
Payable due to advisor	70,703
Administration fees payable	29,805
Custody fees payable	7,714
Payable for transfer agency fees	7,311
Payable for compliance services fees	(3,333)
Accrued expenses and other liabilities	146,402
Net cash provided by operating activities	1,987,978

Cash Flows from Financing Activities:
Cash used by line of credit:	(12,310,486)
Proceeds from sale of shares	58,827,737
Cost of shares redeemed	(40,671,918)
Cash distributions paid	(7,768,391)
Net cash used by financing activities	(1,923,058)

Net Change in Cash	$64,920
Cash & Foreign Currency, Beginning of Year	–
Cash & Foreign Currency, End of Year	$64,920

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$8,042,376
Cash paid for interest on line of credit during the period was:	$1,882,130

See Notes to Financial Statements.

Annual Report | September 30, 2018	15

Resource Real Estate Diversified Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		Year Ended February 28, 2015	For the Period Ended February 28, 2014(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19	$10.26	$9.81	$10.52		$9.75	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.30	0.39	0.34	0.21		0.33	0.24
Net realized and unrealized gain/(loss) on investments	0.58	0.17	0.71	(0.47)		1.05	(0.06)
Total income/(loss) from investment operations	0.88	0.56	1.05	(0.26)		1.38	0.18

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.24)	(0.31)	(0.32)	(0.17)		(0.48)	(0.39)
From net realized gain on investments	(0.15)	(0.12)	–	(0.03)		(0.05)	(0.00	)(e)
From return of capital	(0.21)	(0.20)	(0.28)	(0.25)		(0.08)	(0.04)
Total distributions	(0.60)	(0.63)	(0.60)	(0.45)		(0.61)	(0.43)
INCREASE/DECREASE IN NET ASSET VALUE	0.28	(0.07)	0.45	(0.71)		0.77	(0.25)
NET ASSET VALUE, END OF PERIOD	$10.47	$10.19	$10.26	$9.81		$10.52	$9.75

TOTAL RETURN(f)(g)	9.00%	5.67%	11.09%	(2.50)%		14.70%	2.03%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$86,965	$84,231	$61,470	$37,399		$27,830	$4,823

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	2.97%	2.90%	2.78%	3.30	%(i)	4.81%	24.79	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.76%	2.69%	2.39%	2.24	%(i)	2.29%	2.32	%(i)
Excluding interest expense:(h)
Expenses, gross	2.20%	2.20%	2.38%	3.05	%(i)	4.51%	24.46	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99%	1.99%	1.99%	1.99	%(i)	1.99%	1.99	%(i)
Net investment income(d)(h)	2.97%	3.81%	3.47%	3.57	%(i)	3.21%	2.54	%(i)

PORTFOLIO TURNOVER RATE	78%	11%	21%	5	%(j)	91%	4	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$48,104	$60,415	$36,821	$12,373		$5,188	$64
Asset coverage per $1,000 (000s)	$6,515	$4,912	$4,808	$6,249		$7,319	$76,226

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.

(b)	The Fund's Class A commenced operations on March 12, 2013.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying REIT and Private Investment Funds.

(e)	Amount is less than $(0.005).

(f)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Fund's investment adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying REIT and Private Investment Funds in which the Fund invests.

(i)	Annualized.

(j)	Not annualized.

See Notes to Financial Statements.

16	www.resourcealts.com

Resource Real Estate Diversified Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19	$10.25	$9.81	$10.50		$10.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.23	0.32	0.28	0.18		0.14
Net realized and unrealized gain/(loss) on investments	0.57	0.18	0.68	(0.48)		0.58
Total income/(loss) from investment operations	0.80	0.50	0.96	(0.30)		0.72

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.20)	(0.27)	(0.27)	(0.14)		(0.20)
From net realized gain on investments	(0.14)	(0.12)	–	(0.03)		(0.05)
From return of capital	(0.18)	(0.17)	(0.25)	(0.22)		(0.03)
Total distributions	(0.52)	(0.56)	(0.52)	(0.39)		(0.28)
INCREASE/DECREASE IN NET ASSET VALUE	0.28	(0.06)	0.44	(0.69)		0.44
NET ASSET VALUE, END OF PERIOD	$10.47	$10.19	$10.25	$9.81		$10.50

TOTAL RETURN(e)(f)	8.17%	4.97%	10.15%	(2.86)%		7.33%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$62,367	$57,559	$33,114	$13,436		$3,732

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(g)
Expenses, gross	3.73%	3.71%	3.53%	4.04	%(h)	6.37	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.51%	3.47%	3.14%	2.99	%(h)	3.04	%(h)
Excluding interest expense:(g)
Expenses, gross	2.96%	2.98%	3.13%	3.79	%(h)	6.07	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.74%	2.74%	2.74%	2.74	%(h)	2.74	%(h)
Net investment income(d)(g)	2.24%	3.11%	2.87%	2.97	%(h)	2.34	%(h)

PORTFOLIO TURNOVER RATE	78%	11%	21%	5	%(i)	91	%(i)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$48,104	$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$6,515	$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.

(b)	The Fund's Class C commenced operations on August 1, 2014.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying REIT and Private Investment Funds.

(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Fund's investment adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(g)	Ratios do not include expenses of underlying REIT and Private Investment Funds in which the Fund invests.

(h)	Annualized.

(i)	Not annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2018	17

Resource Real Estate Diversified Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.35	$10.41		$9.96	$10.67		$10.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.31	0.39		0.32	0.20		0.03
Net realized and unrealized gain/(loss) on investments	0.58	0.17		0.69	(0.49)		0.46
Total income/(loss) from investment operations	0.89	0.56		1.01	(0.29)		0.49

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.23)	(0.30)		(0.30)	(0.15)		–
From net realized gain on investments	(0.16)	(0.12)		–	(0.03)		–
From return of capital	(0.22)	(0.20)		(0.26)	(0.24)		–
Total distributions	(0.61)	(0.62)		(0.56)	(0.42)		–
INCREASE/DECREASE IN NET ASSET VALUE	0.28	(0.06)		0.45	(0.71)		0.49
NET ASSET VALUE, END OF PERIOD	$10.63	$10.35		$10.41	$9.96		$10.67

TOTAL RETURN(e)(f)	8.95%	5.64%		10.46%	(2.79)%		4.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$69,400	$56,427		$31,076	$11,421		$1,211

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(g)
Expenses, gross	2.96%	3.06%		3.30%	3.78	%(h)	11.30	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.76%	2.83	%(i)	2.89%	2.74	%(h)	2.79	%(h)
Excluding interest expense:(g)
Expenses, gross	2.19%	2.32%		2.90%	3.53	%(h)	11.00	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99%	2.09	%(i)	2.49%	2.49	%(h)	2.49	%(h)
Net investment income(d)(g)	3.01%	3.79%		3.17%	3.28	%(h)	1.31	%(h)

PORTFOLIO TURNOVER RATE	78%	11%		21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$48,104	$60,415		$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$6,515	$4,912		$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.

(b)	The Fund's Class W commenced operations on November 24, 2014.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying REIT and Private Investment Funds.

(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Fund's investment adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(g)	Ratios do not include expenses of underlying REIT and Private Investment Funds in which the Fund invests.

(h)	Annualized.

(i)	Effective January 5, 2017, the annual expense limitation changed from 2.49% to 1.99%.

(j)	Not annualized.

See Notes to Financial Statements.

18	www.resourcealts.com

Resource Real Estate Diversified Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.62	$10.74	$10.36	$10.79		$10.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.36	0.48	0.04	0.27		0.14
Net realized and unrealized gain/(loss) on investments	0.59	0.09	0.97	(0.54)		0.59
Total income/(loss) from investment operations	0.95	0.57	1.01	(0.27)		0.73

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.26)	(0.34)	(0.33)	(0.04)		–
From net realized gain on investments	(0.16)	(0.12)	–	(0.03)		–
From return of capital	(0.24)	(0.23)	(0.30)	(0.09)		–
Total distributions	(0.66)	(0.69)	(0.63)	(0.16)		–
INCREASE/DECREASE IN NET ASSET VALUE	0.29	(0.12)	0.38	(0.43)		0.73
NET ASSET VALUE, END OF PERIOD	$10.91	$10.62	$10.74	$10.36		$10.79

TOTAL RETURN(e)(f)	9.25%	5.45%	10.12%	(2.51)%		7.26%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$22,273	$8,385	$0 (g)	$49		$0	(g)

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	2.75%	3.23%	2.49%	2.96	%(i)	3.94	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.49%	2.56%	2.14%	1.99	%(i)	2.08	%(i)
Excluding interest expense:(h)
Expenses, gross	2.00%	2.41%	2.09%	2.71	%(i)	3.60	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.74%	1.74%	1.74%	1.74	%(i)	1.74	%(i)
Net investment income(d)(h)	3.35%	4.48%	0.36%	4.46	%(i)	2.36	%(i)

PORTFOLIO TURNOVER RATE	78%	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$48,104	$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$6,515	$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.

(b)	The Fund's Class I commenced operations on August 1, 2014.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying REIT and Private Investment Funds.

(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Fund's investment adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(g)	Amount less than $500.

(h)	Ratios do not include expenses of underlying REIT and Private Investment Funds in which the Fund invests.

(i)	Annualized.

(j)	Not annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2018	19

Resource Real Estate Diversified Income Fund – Class U	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.20	$10.26	$9.82	$10.52		$10.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.30	0.39	0.50	0.27		0.00	(e)
Net realized and unrealized gain/(loss) on investments	0.58	0.18	0.54	(0.52)		(0.05)
Total income/(loss) from investment operations	0.88	0.57	1.04	(0.25)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.24)	(0.31)	(0.32)	(0.17)		–
From net realized gain on investments	(0.15)	(0.12)	–	(0.03)		–
From return of capital	(0.21)	(0.20)	(0.28)	(0.25)		–
Total distributions	(0.60)	(0.63)	(0.60)	(0.45)		–
EARLY WITHDRAWAL CHARGE ADDED TO PAID-IN CAPITAL	0.00	0.00 (e)	0.00	0.00		0.00
INCREASE/DECREASE IN NET ASSET VALUE	0.28	(0.06)	0.44	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$10.48	$10.20	$10.26	$9.82		$10.52

TOTAL RETURN(f)(g)	8.99%	5.76%	10.98%	(2.40)%		(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$11,424	$11,971	$5,766	$61		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	2.95%	2.93%	2.78%	3.42	%(i)	7.74	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.76%	2.73%	2.39%	2.24	%(i)	2.28	%(i)
Excluding interest expense:(h)
Expenses, gross	2.18%	2.19%	2.38%	3.17	%(i)	7.45	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99%	1.99%	1.99%	1.99	%(i)	1.99	%(i)
Net investment income(d)(h)	2.95%	3.82%	5.00%	4.64	%(i)	0.97	%(i)

PORTFOLIO TURNOVER RATE	78%	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$48,104	$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$6,515	$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.

(b)	The Fund's Class U commenced operations on February 13, 2015.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying REIT and Private Investment Funds.

(e)	Amount is less than $0.005.

(f)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Fund's investment adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying REIT and Private Investment Funds in which the Fund invests.

(i)	Annualized.

(j)	Not annualized.

See Notes to Financial Statements.

20	www.resourcealts.com

Resource Real Estate Diversified Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.17	$10.23	$9.80	$10.50		$10.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.22	0.31	0.33	0.22		0.00	(e)
Net realized and unrealized gain/(loss) on investments	0.58	0.19	0.62	(0.53)		(0.05)
Total income/(loss) from investment operations	0.80	0.50	0.95	(0.31)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.20)	(0.27)	(0.27)	(0.14)		–
From net realized gain on investments	(0.14)	(0.12)	–	(0.03)		–
From return of capital	(0.18)	(0.17)	(0.25)	(0.22)		–
Total distributions	(0.52)	(0.56)	(0.52)	(0.39)		–
EARLY WITHDRAWAL CHARGE ADDED TO PAID-IN CAPITAL	0.00	0.00 (e)	0.00	0.00		0.00
INCREASE/DECREASE IN NET ASSET VALUE	0.28	(0.06)	0.43	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$10.45	$10.17	$10.23	$9.80		$10.50

TOTAL RETURN(f)(g)	8.18%	4.97%	10.05%	(2.96)%		(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$5,542	$5,983	$3,187	$447		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	3.71%	3.69%	3.51%	4.10	%(i)	8.49	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.51%	3.48%	3.14%	2.99	%(i)	3.03	%(i)
Excluding interest expense:(h)
Expenses, gross	2.94%	2.95%	3.11%	3.85	%(i)	8.20	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.74%	2.74%	2.74%	2.74	%(i)	2.74	%(i)
Net investment income(d)(h)	2.19%	3.07%	3.31%	3.87	%(i)	0.22	%(i)

PORTFOLIO TURNOVER RATE	78%	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$48,104	$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$6,515	$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.

(b)	The Fund's Class T commenced operations on February 13, 2015.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying REIT and Private Investment Funds.

(e)	Amount is less than $0.005.

(f)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Fund's investment adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying REIT and Private Investment Funds in which the Fund invests.

(i)	Annualized.

(j)	Not annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2018	21

Resource Real Estate Diversified Income Fund – Class D	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.35	$10.41	$9.97	$10.67		$10.72

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.24	0.35	0.31	0.24		0.00	(e)
Net realized and unrealized gain/(loss) on investments	0.61	0.17	0.69	(0.52)		(0.05)
Total income/(loss) from investment operations	0.85	0.52	1.00	(0.28)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.21)	(0.28)	(0.30)	(0.15)		–
From net realized gain on investments	(0.15)	(0.12)	–	(0.03)		–
From return of capital	(0.20)	(0.18)	(0.26)	(0.24)		–
Total distributions	(0.56)	(0.58)	(0.56)	(0.42)		–
INCREASE/DECREASE IN NET ASSET VALUE	0.29	(0.06)	0.44	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$10.64	$10.35	$10.41	$9.97		$10.67

TOTAL RETURN(f)(g)	8.50%	5.24%	10.35%	(2.69)%		(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$6,725	$10,645	$5,605	$2,131		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	3.38%	3.45%	3.25%	3.85	%(i)	8.19	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.27%	3.23%	2.89%	2.74	%(i)	2.78	%(i)
Excluding interest expense:(h)
Expenses, gross	2.60%	2.71%	2.85%	3.60	%(i)	7.90	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.49%	2.49%	2.49%	2.49	%(i)	2.49	%(i)
Net investment income(d)(h)	2.35%	3.40%	3.12%	4.13	%(i)	0.47	%(i)

PORTFOLIO TURNOVER RATE	78%	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$48,104	$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$6,515	$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.

(b)	The Fund's Class D commenced operations on February 13, 2015.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying REIT and Private Investment Funds.

(e)	Amount is less than $0.005.

(f)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Fund's investment adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying REIT and Private Investment Funds in which the Fund invests.

(i)	Annualized.

(j)	Not annualized.

See Notes to Financial Statements.

22	www.resourcealts.com

Resource Real Estate Diversified Income Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.20	$10.22

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)(c)	0.30	0.26
Net realized and unrealized gain/(loss) on investments	0.55	(0.14	)(d)
Total income from investment operations	0.85	0.12

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.22)	(0.05)
From net realized gain on investments	(0.15)	(0.02)
From return of capital	(0.20)	(0.07)
Total distributions	(0.57)	(0.14)
INCREASE/(DECREASE) IN NET ASSET VALUE	0.28	(0.02)
NET ASSET VALUE, END OF PERIOD	$10.48	$10.20

TOTAL RETURN(e)(f)	8.72%	1.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$4,613	$836

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(g)
Expenses, gross	3.22%	3.83	%(h)
Expenses, net of fees waived/expenses reimbursed by investment advisor and administrator	2.99%	3.07	%(h)
Excluding interest expense:(g)
Expenses, gross	2.47%	3.00	%(h)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.24%	2.24	%(h)
Net investment income (c)(g)	2.91%	11.62	%(h)

PORTFOLIO TURNOVER RATE	78%	11	%(i)(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$48,104	$60,415
Asset coverage per $1,000 (000s)	$6,515	$4,912

(a)	The Fund's Class L commenced operations on July 10, 2017.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Recognition of net investment income is affected by timing and declaration of dividends by underlying REIT and Private Investment Funds.

(d)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Fund's investment adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.

(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(g)	Ratios do not include expenses of underlying REIT and Private Investment Funds in which the Fund invests.

(h)	Annualized.

(i)	Not annualized.

(j)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2017.

See Notes to Financial Statements.

Annual Report | September 30, 2018	23

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2018

1. ORGANIZATION

Resource Real Estate Diversified Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on August 1, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment adviser is Resource Real Estate, LLC (the “Adviser”). The Fund’s primary investment objective is to produce current income, with a secondary objective to achieve long-term capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. The Fund is diversified and pursues its investment objectives by investing, under normal circumstances, at least 80% of assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class W, Class I, Class U, Class T, Class D and Class L shares. Class A shares commenced operations on March 12, 2013; Class C and Class I shares commenced operations on August 1, 2014; Class W shares commenced operations on November 24, 2014; Class U, Class T and Class D shares commenced operations on February 13, 2015; and Class L shares commenced operations on July 10, 2017. Class C, Class W, Class I and Class D shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class U shares are offered at NAV plus a maximum sales charge of 6.50% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class T shares are offered at NAV plus a maximum sales charge of 1.50% and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date. Class C Shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal fees. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”, including FASB Accounting Standard Update (“ASU”) 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the last bid price. Futures are valued based on their daily settlement value. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s Fair Value Committee (the “Valuation Committee”) using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

24	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2018

Valuation of Private REITs – The Fund invests a portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). Private REITs report their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non-calendar quarter days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market.

Valuation of Public Non-Traded REITs – The Fund invests a portion of its assets in Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”). Public Non-Traded REITs do not timely report periodic NAVs and therefore cannot be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded REITs by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, discounted cash flows and potential illiquidity discounts.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter. For non-calendar quarter days, the Valuation Committee determines the fair value of each Private Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the market.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

Annual Report | September 30, 2018	25

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2018

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund's investments as of September 30, 2018:

Resource Real Estate Diversified Income Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Other	Total
Bonds & Notes(a)
Commercial Mortgage-Backed Securities	$–	$982,868	$1,290,367	$–	$2,273,235
Preferred Stocks(a)	35,828,286	–	–	–	35,828,286
Real Estate Investment Trusts - Common Equity(a)
Public Non-Traded Real Estate Investment Trusts	–	–	2,992,370	–	2,992,370
Private Real Estate Investment Trusts & Private Investment Funds (Measured at net asset value)(b)	–	–	–	165,504,295	165,504,295
Traded Real Estate Investment Trusts	107,065,415	–	–	–	107,065,415
Purchased Options	2,717,015	–	–	–	2,717,015
Short Term Investments	451,144	–	–	–	451,144
TOTAL	$146,061,860	$982,868	$4,282,737	$165,504,295	$316,831,760

Other Financial Instruments	Level 1	Level 2	Level 3	Other	Total
Liabilities
Written Options	$(1,638,000)	$–	$–	$–	$(1,638,000)
TOTAL	$(1,638,000)	$–	$–	$–	$(1,638,000)

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)	In accordance with ASC 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no transfers between Levels 1, 2 and 3 during the year ended September 30, 2018. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Asset Type	Balance as of September 30, 2017	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2018	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2018
Commercial Mortgage Backed Securities	$–	$–	$–	$–	$–	$–	$–	$1,290,367	$–	$1,290,367	$464,927
Public Non-Traded Real Estate Investment Trusts	7,085,015	–	(495,685)	(745,491)	931,157	–	(3,782,626)	–	–	2,992,370	629,346
	$7,085,015	$–	$(495,685)	$(745,491)	$931,157	$–	$(3,782,626)	$1,290,367	$–	$4,282,737	$1,094,273

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2018 are as follows:

	Fair Value at 9/30/2018	Valuation Technique	Unobservable Input	Range
Public Non-Traded Real Estate Investment Trusts	$ 2,992,370	Net Asset Value	Proprietary Benchmark	$100.00 – $102.52
Commercial Mortgage Backed Securities	$ 1,290,367	Broker Quote	Broker Quote	N/A

(a)	The reporting entity sets a minimum threshold for secondary market trading activity before incorporating such activity into the valuation.

26	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2018

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Proprietary Benchmark	Increase	Decrease
Broker Quote	Increase	Decrease

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Industry Concentration – As of September 30, 2018, the Fund had 116% of its net assets invested within the real estate industry. Any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. This may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund’s portfolio will be adversely affected.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC insurance limit is $250,000 per deposit. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to credit risk.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Early Withdrawal Charge – Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor (as defined in Note 3 below), will receive a commission of up to 1.00% of the purchase price of Class C and T shares and up to 0.50% on the purchase of Class A and Class U shares of $1 million or more. Shareholders who tender for repurchase of such shareholder's Class C and T shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A and U shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 0.50% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in in the event of shareholder death or shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class W, Class I, Class D and Class L shares (with respect to purchases of under $1 million) will not be subject to an early withdrawal charge.

Annual Report | September 30, 2018	27

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2018

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. During the year ended September 30, 2018, the Fund accrued $3,076,241 in advisory fees.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until January 31, 2019, such that the total annual operating expenses of the Fund do not exceed 1.99% per annum of Class A average daily net assets, 2.74% per annum of Class C average daily net assets, 1.99% per annum of Class W average daily net assets, 1.74% per annum of Class I average daily net assets, 1.99% per annum of Class U average daily net assets, 2.74% per annum of Class T average daily net assets, 2.49% per annum of Class D average daily net assets and 2.24% per annum of Class L average daily net assets. The expense limitation for Class W was changed from 2.49% to 1.99% effective January 6, 2017. Fee waivers and expense payments may be recouped by the Adviser from the Fund within three years of when the amounts were waived or reimbursed, to the extent that overall expenses fall below the expense limitation. During the year ended September 30, 2018, the Adviser waived fees and reimbursed expenses of $513,660 pursuant to its contractual agreement.

As of September 30, 2018, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Fund	2019	2020	2021
Resource Real Estate Diversified Income Fund	$374,046*	$426,265	$513,660

*	$2,918 was recouped in the current year.

CCO/Compliance Services – For the period October 1, 2017 through February 28, 2018, the Fund reimbursed the Adviser for a portion of the costs (including compensation and benefits) related to the Fund’s Chief Compliance Officer.

Effective March 1, 2018, pursuant to a Compliance Services Agreement between the Fund and Resource America, Inc. (acting together with the Adviser and certain other affiliates (collectively, “Resource”)), dated March 1, 2018 (the “CSA”), Resource provides compliance services to the Fund. The services under the CSA are designed to ensure compliance by the Fund with its investment objectives, policies and restrictions, as disclosed in the Fund’s Prospectuses and Statement of Additional Information.

The CSA also covers, among other items, services associated with monitoring the Fund’s compliance with its policies and procedures and applicable federal, state and foreign securities laws and the rules and regulations thereunder. The initial term of the CSA is two years and will remain in full force from year to year thereafter, subject to annual approval by Resource and the Board.

In return for the services provided under the CSA, the Fund pays Resource a flat, annual fee of $200,000, payable monthly in twelve (12) equal installments (the “Flat Fee”), provided that each such monthly installment of the Flat Fee shall not exceed a monthly fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets (the “Asset-Based Fee”). For purposes of determining whether the Fund will pay the Asset-Based Fee in any given month, Resource compares the amount of the Flat Fee and Asset-Based Fee that would be due for the given month and charges the Fund the applicable Asset-Based Fee only if such Asset-Based Fee is lower than the monthly installment of the Flat Fee, which is $16,666.66 (1/12 of $200,000).

For the year ended September 30, 2018, the Fund incurred $216,667 with respect to costs associated with the Fund’s Chief Compliance Officer and fees associated with compliance services under the CSA.

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Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2018

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc. (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Distributor – ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, serves as the Fund’s distributor. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, the Fund’s Class A, Class C, Class W, Class U, Class T, Class D and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the year ended September 30, 2018, the Fund incurred shareholder servicing fees of $553,849. The Class C, Class T and Class L shares also pay to the Distributor a distribution fee, payable under a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75%, 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C, Class T and Class L shares, respectively, and is payable on a quarterly basis. In addition, Class D shares pay to Resource Securities LLC (the “Dealer Manager”), an affiliate of the Adviser, a dealer manager fee, payable under a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.50% of the Fund’s average daily net assets attributable to Class D shares and is payable on a quarterly basis. Class A, Class W, Class I and Class U shares are not currently subject to a distribution fee. For the year ended September 30, 2018, the Fund accrued $481,041 in distribution fees and $37,823 in dealer manager fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended September 30, 2018, no fees were retained by the Distributor.

Trustees – Each trustee who is not affiliated with the Trust or Adviser receives an annual fee of $10,000, $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Trust, except as noted above with respect to the Fund’s Chief Compliance Officer for the period October 1, 2017 through February 28, 2018.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2018 amounted to $253,687,455 and $234,293,487, respectively.

5. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund’s use of derivative instruments and hedging activities:

The Fund’s investment objectives permit the Fund to enter into various types of derivative contracts, such as options. In doing so, the Adviser may employ strategies in differing combinations to permit the Fund to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objectives, the Adviser may seek to use derivatives to increase or decrease the Fund’s exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Annual Report | September 30, 2018	29

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2018

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks to which the Fund is attempting to increase or decrease exposure, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Contracts – The Fund may enter into options transactions for hedging purposes and for non-hedging purposes, such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC and foreign exchanges. A written call option obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A written put option obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

The location in the Statement of Assets and Liabilities of the Fund’s derivative positions as of September 30, 2018 are as follows:

Risk Exposure	Statement of Assets and Liabilities Assets	Value	Statement of Assets and Liabilities Liabilities	Value
Resource Real Estate Diversified Income Fund
Purchased Options (Equity contracts)	Investments, at value	$2,717,015	N/A
Written Options (Equity contracts)	N/A		Written options, at value	$1,638,000
Total		$2,717,015		$1,638,000

The location in the Statement of Operations of the Fund’s derivative activity for the year ended September 30, 2018 are as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Resource Real Estate Diversified Income Fund
Purchased Options (Equity contracts)	Net realized loss on investments/Net change in unrealized depreciation on investments	$(3,780,370)	$326,875
Written Options (Equity contracts)	Net realized gain on written options/Net change in unrealized depreciation on written options	4,512,504	(193,745)
Total		$732,134	$133,130

During the year ended September 30, 2018, the average purchased and written option contracts volume was 10,023 and 20,047 contracts, respectively.

30	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2018

6.	TAX BASIS INFORMATION

For the year ended September 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

	Paid-in Capital	Total Distributable Earnings
Resource Real Estate Diversified Income Fund	$(381,258)	$381,258

The tax character of distributions paid for the years ended September 30, 2018 and September 30, 2017 were as follows:

September 30, 2018	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Real Estate Diversified Income Fund	$7,918,027	$1,267,376	$5,141,751

September 30, 2017	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Real Estate Diversified Income Fund	$7,044,068	$698,187	$4,051,195

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital gains	–
Net unrealized appreciation on securities	23,607,948
Other cumulative effect of timing differences	(367,637)
Total distributable earnings	$23,240,311

The following information is computed on a tax basis for each item as of September 30, 2018:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Resource Real Estate Diversified Income Fund	$28,476,701	$(4,868,750)	$23,607,951	$293,417,113

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

The Fund elects to defer to the year ending September 30, 2019, late year ordinary losses in the amount of $367,637.

7.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of up to 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all of the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests.

Annual Report | September 30, 2018	31

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2018

During the year ended September 30, 2018, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. For the year ended September 30, 2018, none of the quarterly repurchase offers were oversubscribed. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 18, 2017	December 11, 2017	March 19, 2018	June 18, 2018
Repurchase Request Deadline	October 18, 2017	January 10, 2018	April 18, 2018	July 18, 2018
Repurchase Pricing Date	October 18, 2017	January 10, 2018	April 18, 2018	July 18, 2018
Amount Repurchased	$8,061,137	$8,392,950	$15,256,917	$8,960,914
Shares Repurchased	783,746	831,000	1,518,274	853,862

8.	BANK LINE OF CREDIT

The Fund has a $100,000,000 secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s 1 month LIBOR plus 90 basis points at the time of borrowing. During the year ended September 30, 2018, the Fund incurred $1,896,930 of interest expense related to the borrowings. Average borrowings and the average interest rate during the year ended September 30, 2018 were $58,120,711 and 3.25%, respectively. The largest outstanding borrowing during the year ended September 30, 2018 was $77,508,196. As of September 30, 2018, the Fund had $48,104,376 of outstanding borrowings.

As collateral security for the Bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of September 30, 2018, the Fund had $138,682,344 in securities pledged as collateral for the line of credit.

9.	UNFUNDED COMMITMENTS

As of September 30, 2018, in addition to the unfunded commitments for investments currently held as of the reporting date (Refer to Portfolio of Investments footnote disclosures), the Fund had $10,000,000 of unfunded commitments relating to potential future investments not currently held as reported below. The value of unfunded commitments reported as of September 30, 2018 approximates fair value.

Security	Unfunded Commitments as of September 30, 2018
Bain Capital Real Estate	$10,000,000

10. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Act, an affiliated person, including an affiliated company, is one in which a fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the year ended September 30, 2018 were as follows:

Security Name	Share Balance as of September 30, 2017	Purchases	Sales	Share Balance as of September 30, 2018	Market Value as of September 30, 2018*	Dividends	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)
Plymouth Industrial REIT, Inc.	201,250	29,596	–	230,846	$3,578,113	$301,875	$(140,015)	$–
Sachem Capital Corp.	788,025	250,000	(1,038,025)	–	–	313,983	271,819	(818,459)
Innovative Industrial Properties, Inc.	226,431	225,209	(356,640)	95,000	2,700,375	295,570	373,473	3,812,974
					$6,278,488	$911,428	$505,277	$2,994,515

*	On September 30, 2018, the Fund did not hold any securities that were 5% or more of the outstanding voting securities.

32	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2018

11. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued ASU “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the Fund.

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management is currently evaluating the impact of the ASU to the Fund’s financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on October 17, 2018, which resulted in 588,351 Fund shares being repurchased for $6,135,718.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2018	33

Resource Real Estate Diversified Income Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Resource Real Estate Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Resource Real Estate Diversified Income Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented, and the related notes (collectively referred to as the “financial statements”). In our opinion, th financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, brokers, and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Resource Real Estate Diversified Income Fund since 2012.

Philadelphia, Pennsylvania
November 29, 2018

34	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Additional Information

September 30, 2018 (Unaudited)

1.	PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 855-747-9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 855-747-9559, or on the SEC’s website at http://www.sec.gov.

2.	QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 855-747-9559. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3.	TAX INFORMATION

Pursuant to Section 852(b)(3) of the Code, the Fund designated $1,267,376 as long-term capital gain distribution for the year ended September 30, 2018.

4.	DISTRIBUTABLE CASH FLOW

The information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which is meaningful to understanding the operating performance of the Fund. Distributable Cash Flow is the functional equivalent of EBITDA for non-investment companies. Management believes it is an important supplemental measure of performance. This information is supplemental, unaudited, and is not inclusive of required financial disclosures (such as Total Expense Ratio), and should be read in conjunction with our full financial statements.

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Dividends and Interest from the Statement of Operations	$14,157,108	$12,415,337
Add: Tax adjustments attributable to REIT and other investments(1)	6,504,693	4,553,121
Dividends and Interest before REIT adjustments	20,661,801	16,968,458
Total Expenses	7,785,344	6,005,043
Less Fees (Waived)/Recouped	(510,742)	(426,265)
Total Net Expenses	7,274,602	5,578,778
Distributable Cash Flow	13,387,199	11,389,680
Distribution to Shareholders	14,327,154	11,793,450
Distribution Coverage Ratio	93%	97%
Net Realized Gain/(Loss) from the Statement of Operations(2)	1,480,021	2,143,522
Distribution Coverage Ratio including Net Realized Gain	104%	115%

1	Tax adjustments attributable to REIT and other investments are adjustments to reflect the tax character of distributions received from underlying investments. Specifically, a portion of distributions received from REITs are often treated as non-taxable return of capital for book and tax purposes and distributions received from investments structured as partnerships are also treated as return of capital to the extent the distributions received exceed the income reported to the Fund on the Forms K-1 received from the underlying investments.

2	The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

Annual Report | September 30, 2018	35

Resource Real Estate Diversified Income Fund	Trustees & Officers

September 30, 2018 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund’s toll-free at 855-747-9559. Refer to Footnote 3 of the Fund’s financial statements for additional information on Independent Trustee compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund. None of the executive officers receive compensation from the Trust, except as noted in Note 3 above with respect to the Fund’s Chief Compliance Officer for the period October 1, 2017 through February 28, 2018.

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
INDEPENDENT TRUSTEES

Fred Berlinsky 1959	Trustee since 2012, Chairman of the Board since 2012	Markeim-Chalmers, Inc. (commercial real estate firm), President (since March 1986)	2	Resource Credit Income Fund (since February 2015)
Enrique Casanova 1973	Trustee since 2012	MKTG (marketing company), Vice President (since December 2003)	2	Independent Director, RCP Reserves Holdings Manager, Inc. (August 2006 to October 2012) Resource Credit Income Fund (since February 2015)
David Burns 1974	Trustee since 2015	Ampure Capital, LLC (business consulting and investment banking), President (since June 2004) GT Securities (registered broker-dealer), Registered Representative (since June 2010) Anthrotect (environmental conservation), Acting CFO (since December 2012); Doorways, LTD (residential real estate firm) (since January 2001)	2	Doorways, LTD (since January 2001) RCP Regents Center (June 2006 to August 2016) Resource Credit Income Fund (since February 2015)

36	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Trustees & Officers

September 30, 2018 (Unaudited)

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
INTERESTED TRUSTEES AND OFFICERS
Alan Feldman 1963	Trustee since 2012 and CEO since 2012	Resource Real Estate, LLC (the Fund's adviser) – Chief Executive Officer (since May 2004) Resource America, Inc. – SVP (since August 2002)	2	Resource Real Estate, LLC, since 2004 Resource Credit Income Fund, since February 2015

Justin Milberg 1966	President since 2017	Resource Liquid Alternatives (a business unit of Resource America, Inc.), Chief Operating Officer (since November 2014)	N/A	N/A
Resource Real Estate, LLC (the Fund's adviser) – Managing Director (since December 2015)
Resource Alternative Advisor, LLC (the investment adviser to Resource Credit Income Fund), an affiliate of Resource Real Estate, LLC, Managing Director (since August 2017) and Senior Vice President (November 2016 to August 2017)
Bank of America Merrill Lynch (public bank), Managing Director (2005 to 2011)
Steven Saltzman 1963	Treasurer since 2012 and Senior Vice President since 2012

Resource Real Estate, LLC, Senior Vice President and Chief Financial Officer (since January 2014)

Resource Real Estate, LLC, Vice President – Finance (May 2004 to December 2013)

Resource Credit Income Fund, Treasurer and Senior Vice President (February 2015 to May 2016)

			N/A	N/A

Annual Report | September 30, 2018	37

Resource Real Estate Diversified Income Fund	Trustees & Officers

September 30, 2018 (Unaudited)

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
INTERESTED TRUSTEES AND OFFICERS
Lawrence Block 1967	Secretary, Chief Compliance Officer and Senior Vice President since March 2018	Island Capital Group (real estate merchant bank), C-III Capital Partners LLC (real estate holding company) and C-III Investment Management LLC, Managing Director, Counsel and Chief Compliance Officer (since January 2011)	N/A	N/A
Anubis Securities LLC (a registered broker-dealer), President and Chief Compliance Officer (since January 2011)
Resource America, Inc., Senior Vice President and Assistant Secretary (since September 2016)
Resource Real Estate, LLC (the Fund’s investment adviser), Resource Alternative Advisor, LLC (adviser to Resource Credit Income Fund) and Exantas Capital Manager, Inc., Senior Vice President and Assistant Secretary (since September 2016) and Chief Compliance Officer (since March 2018)
Resource Credit Income Fund, Secretary, Chief Compliance Officer and Senior Vice President (since March 2018)
Resource Securities LLC (a registered broker-dealer), President (since March 2018), Vice President (May 2017 – February 2018) and Board Member (since September 2016)

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Resource Real Estate, LLC, 717 Fifth Avenue, 14th Floor, New York, NY 10022.

**	The term of office for each Trustee and officer listed above will continue indefinitely.

***	The term "Fund Complex" refers to the Resource Real Estate Diversified Income Fund and the Resource Credit Income Fund.

38	www.resourcealts.com

Resource Real Estate Diversified Income Fund	Privacy Notice

(Unaudited)

Rev. 5/2014

FACTS	WHAT DOES RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number	■ Purchase History
	■ Assets	■ Account Balances
	■ Retirement Assets	■ Account Transactions
	■ Transaction History	■ Wire Transfer Instructions
■ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Resource Real Estate Diversified Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Resource Real Estate Diversified Income Fund share?	Can you limit this sharing?

For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes –	No	We don't share
to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes –	No	We don't share
information about your transactions and experiences

For our affiliates' everyday business purposes –	No	We don't share
information about your creditworthiness

For non-affiliates to market to you	No	We don't share

Questions?	Call 1-855-747-9559

Annual Report | September 30, 2018	39

Resource Real Estate Diversified Income Fund	Privacy Notice

(Unaudited)

Who we are

Who is providing this notice?	Resource Real Estate Diversified Income Fund

What we do

How does Resource Real Estate Diversified Income Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Real Estate	We collect your personal information, for example, when you
Diversified Income Fund collect	■	Open an account
my personal information?	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tells us who receives the money
	■	Show your government-issued ID
	■	Show your driver's license
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates' everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	Resource Real Estate Diversified Income Fund does not share with our affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	■	Resource Real Estate Diversified Income Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	Resource Real Estate Diversified Income Fund doesn't jointly market.

40	www.resourcealts.com

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (“Registrant’s Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the Code of Ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the Code of Ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

(a)(1)(ii)	The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)	The Board of Trustees of the Registrant has designated Mr. David M. Burns as the Registrant’s Audit Committee Financial Expert. Mr. Burns is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended September 30, 2018 and September 30, 2017, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,000 and $22,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2018 and September 30, 2017, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4 were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended September 30, 2018 and September 30, 2017, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $3,000 and $3,000, respectively.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 2018 and September 30, 2017, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e) (1)	The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	For the Registrant’s fiscal years ended September 30, 2018 and September 30, 2017, the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	The Registrant's audit committee has considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A. GENERAL POLICY

Rule 206(4)-6 requires a registered investment adviser that exercises voting authority over Client securities to implement proxy voting policies and describe those policies to their Clients. In any instance in which Resource Real Estate Diversified Income Fund or Resource Credit Income Fund (individually “Client” or collectively “Clients”) owns any class of shares of a portfolio company for which proxies are solicited, the applicable Adviser will vote proxies for such shares on behalf of its Clients in accordance with these Proxy Voting Policies and Procedures.

Resource Real Estate, LLC’s and Resource Alternative Advisor, LLC’s (individually “Adviser” or collectively “Advisers”) general policy is to vote proxies in a manner that serves the best interest of the Client and in accordance with the Client’s governing documents, as determined by the applicable Adviser in its discretion, taking into account relevant factors, including:

●	The impact on the value of the returns to the relevant Client;

●	Alignment of the interest of the issuer’s management with the relevant Client’s interest, including establishing appropriate incentives for management;

●	The ongoing relationship between the relevant Client and issuer in which it invests, including the continued or increased availability of information; and

●	Industry and business practices.

In addition, the Advisers pay particular attention to the following matters in exercising their proxy voting responsibilities as a fiduciary for their Clients:

●	Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

●	Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

●	Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

B. SUMMARY OF PROXY VOTING GUIDELINES

1. ELECTION OF THE BOARD OF DIRECTORS

The Advisers believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. The Advisers also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. The Advisers will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

2. APPROVAL OF INDEPENDENT AUDITORS

The Advisers believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

The Advisers will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

3. EQUITY-BASED COMPENSATION PLANS

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisers are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Advisers will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

●	Requiring senior executives to hold stock in a company.

●	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

4. CORPORATE STRUCTURE

The Advisers view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisers generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

The Advisers will generally support the ability of shareholders to cumulate their votes for the election of directors.

5. SHAREHOLDER RIGHTS PLANS

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which the Advisers generally consider to have a negative impact on shareholder value. Therefore, the Advisers’ preference is for a plan that places shareholder value in a priority position above interests of management.

C. CONFLICTS OF INTEREST

As stated above, in evaluating how to vote a proxy, the applicable portfolio manager will first determine whether there is a conflict of interest related to the proxy in question between the applicable Adviser and the Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a Client of the applicable Adviser.

If a conflict is identified and deemed “material” by the PM, the applicable Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the Client (which may include utilizing an independent third party to vote such proxies).

With respect to material conflicts, an Adviser will determine whether it is appropriate to disclose the conflict to affected clients to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when an Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, such Adviser will:

●	Give the ERISA client the opportunity to vote the proxies in question themselves; or

●	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

D. PROCEDURES FOR PROXIES

An Adviser will generally adhere to the following procedures for voting proxies:

●	A written record of each proxy received by the applicable Adviser (on behalf of its Clients) will be kept in such Adviser’s files;

●	Prior to voting any proxies, the applicable portfolio manager will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth above. If a conflict is identified, the applicable portfolio manager will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

E. RECORD OF PROXY VOTING

The applicable Adviser and the CCO will be responsible for maintaining files relating to its proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

●	Copies of these proxy voting policies and procedures, and any amendments thereto;

●	A copy of each proxy statement that an Adviser received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

●	With respect to DIF and CIF, a copy of the most recently filed Form N-PX, which will be available to Clients upon request;

●	A record of each vote that an Adviser casts;

●	A copy of any document that an Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

●	A copy of each written request for information on how an Adviser voted such client’s proxies and a copy of any written response to any request for information on how an Adviser voted proxies on behalf of clients.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Justin Milberg serves as a Portfolio Manager of the Fund and has served in this capacity since February 2017. Mr. Milberg has served as Chief Operating Officer, Resource Liquid Alternatives (a business unit of Resource America, Inc.) since November 2014. Mr. Milberg has over 20 years of experience in financial services and joined Resource America, Inc. in April of 2012 with the title of Managing Director, Resource Financial Fund Management. Prior to joining Resource America, Inc., Mr. Milberg was a Managing Director of the Financial Institutions Group at Bank of America Merrill Lynch from March 2005 until July 2011. Previously, Mr. Milberg was a Managing Director at Lazard Freres from April 2002 until March 2005. Mr. Milberg earned a Bachelor of Arts degree in Economics from Cornell University and a Master of Business Administration from the Wharton School of Business.

As of September 30, 2018, Mr. Milberg owned between $50,001 and $100,000 in Fund shares.

As of September 30, 2018, in addition to the Fund, Mr. Milberg manages $177.08 million for one other registered investment company, the Resource Credit Income Fund.

Mr. Milberg receives from the Adviser a fixed base salary and retirement account matching benefits. Mr. Milberg is also entitled to receive a discretionary bonus which may be based upon, among other things, his individual performance and the performance of the Fund and Adviser.

Gene Nusinzon serves as Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Nusinzon has over 10 years of experience as a business and financial analyst and joined the Adviser in August, 2017. From May 2014 until August 2017, Mr. Nusinzon was a Senior Equity Research Associate at J.P. Morgan Securities where he was responsible for covering net lease, office and self-storage REITs, which included building and maintaining comprehensive valuation models using discounted cash flow, net asset value, and earnings based methods. From July 2009 until May 2014, Mr. Nusinzon was a Senior Credit Rating Agency Analyst at Standard & Poor’s Financial Services (“S&P”). At S&P, Mr. Nusinzon reviewed company budgets, built and maintained proprietary credit models, conducted property-level due diligence and analyzed industry trends. Mr. Nusinzon’s expertise led to him becoming group head of the Data Center, Net Lease and Sunbelt Residential REIT subsectors at S&P. Mr. Nusinzon earned his Master of Business Administration degree with a triple specialization in Finance, Accounting and Management from New York University’s Leonard N. Stern School of Business in 2009, and was a Business Analyst for Fidelity National Information Services in Malvern, Pennsylvania from October 2005 until June 2008 where he advised senior management on sales forecasts and budget allocations. In addition to his Master of Business Administration degree, Mr. Nusinzon holds a Bachelor of Science degree in Computer Science from Pennsylvania State University.

As of September 30, 2018, Mr. Nusinzon owned no Fund shares and did not manage any accounts other than the Fund.

As compensation, Mr. Nusinzon receives from the Adviser a fixed based salary and is entitled to receive a discretionary bonus which may be based upon, among other things, his individual performance and the performance of the Fund and Adviser.

John Snowden serves as a Portfolio Manager to the Fund. Prior to becoming a Portfolio Manager of the Fund in June 2015, Mr. Snowden served as Managing Director of Resource Real Estate Global Property Securities (Aust.) Pty Ltd (RREGPS), a 75% owned subsidiary of Resource Real Estate, Inc. He served RREGPS in that role from June 2013 to June 2015, and, in that role, was primarily focused on managing an institutional global real estate equity fund. From February 2010 to April 2013, Mr. Snowden served as Managing Director, Head of Global Equity & Real Estate Securities for AIMS Snowden Global Securities Management PL (“AIMS”), a company founded by Mr. Snowden and specializing in the management of Asian and Australian real estate and equity portfolios. Previously, Mr. Snowden held senior real estate security portfolio management positions in the U.S. and Asia at Colonial First State Global Asset Management, UBS Global Asset Management, JPMorgan IM Australia Limited and J.P. Morgan Securities, Inc. Mr. Snowden earned a Bachelor of Laws from the University of New South Wales in Sydney, Australia, and a Master of Laws from the University of Sydney in Sydney, Australia. Mr. Snowden is also a Chartered Financial Analyst (CFA).

As of September 30, 2018, Mr. Snowden owned no Fund shares and did not manage any accounts other than the Fund.

As compensation, Mr. Snowden receives from the Adviser a fixed base salary, a travel allowance and retirement account matching benefits. Mr. Snowden is also entitled to receive a discretionary bonus which may be based upon, among other things, his individual performance and the performance of the Fund and Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics is filed herewith as Exhibit 13(a)(1).

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	None.

(a)(4)	None.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	December 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	December 3, 2018

By (Signature and Title)

By:	/s/ Steven R. Saltzman
Steven Saltzman
Treasurer (Principal Financial Officer)

Date:	December 3, 2018